The Acquirers Fund
Schedule of Investments
January 31, 2023 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.8%
		Basic Materials - 14.1%
29,985		Alcoa Corporation	$1,566,417
21,516		Southern Copper Corporation	1,618,218
13,001		Steel Dynamics, Inc.	1,568,441
52,494		United States Steel Corporation	1,495,554
			6,248,630
		Communications - 3.7%
11,116		Meta Platforms, Inc. - Class A (a)	1,655,950
		Consumer, Cyclical - 20.0%
16,339		Best Buy Company, Inc.	1,449,596
14,731		D.R. Horton, Inc.	1,453,803
1,572		O’Reilly Automotive, Inc. (a)	1,245,574
28,724		PulteGroup, Inc.	1,634,108
11,500		Williams-Sonoma, Inc.	1,551,810
23,948		Winnebago Industries, Inc.	1,525,009
			8,859,900
		Consumer, Non-cyclical - 18.5%
4,947		Amgen, Inc.	1,248,623
65,226		Corcept Therapeutics, Inc. (a)	1,491,066
17,519		Hologic, Inc. (a)	1,425,521
1,805		Regeneron Pharmaceuticals, Inc. (a)	1,369,038
4,725		United Therapeutics Corporation (a)	1,243,478
4,320		Vertex Pharmaceuticals, Inc. (a)	1,395,792
			8,173,518
		Energy - 6.8%
23,720		Matador Resources Company	1,569,315
38,413		Warrior Met Coal, Inc.	1,455,085
			3,024,400
		Financial - 16.2%
12,062		Evercore, Inc. - Class A	1,565,768
25,584		First American Financial Corporation	1,582,882
22,513		SEI Investments Company	1,405,487
11,989		T. Rowe Price Group, Inc.	1,396,359
64,459		Virtu Financial, Inc. - Class A	1,244,703
			7,195,199
		Industrial - 10.4%
18,552		Boise Cascade Company	1,390,843
270,286		GrafTech International, Ltd.	1,767,670
21,552		Louisiana-Pacific Corporation	1,467,476
			4,625,989
		Technology - 10.1%
25,446		Micron Technology, Inc.	1,534,394
11,490		QUALCOMM, Inc.	1,530,583
7,838		Texas Instruments, Inc.	1,388,972
			4,453,949
		TOTAL COMMON STOCKS (Cost $41,262,054)	44,237,535

		SHORT-TERM INVESTMENTS - 0.0% (b)
5,000		First American Government Obligations Fund - Class X, 4.14% (c)	5,000
5,000		First American Treasury Obligations Fund - Class X, 4.24% (c)	5,000
		TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
		Total Investments (Cost $41,272,054) - 99.8%	44,247,535
		Other Assets in Excess of Liabilities - 0.2%	81,664
		NET ASSETS - 100.0%	$44,329,199

		Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	Represents less than 0.05% of net assets.
	(c)	Rate shown is the annualized seven-day yield as of January 31, 2023.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,237,535	$-	$-	$44,237,535
Short-Term Investments	10,000	-	-	10,000
Total Investments in Securities	$44,247,535	$-	$-	$44,247,535
^See Schedule of Investments for breakout of investments by sector classifications.

For the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.